Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This Sixth Amendment to Fifth Amended and Restated Credit Agreement (this “Sixth Amendment” or “Amendment”) is entered into as of the 26th day of November, 2013 by and among GEOMET, INC., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”), and the Banks party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, the financial institutions party thereto as Banks and the other agents party thereto are parties to that certain Fifth Amended and Restated Credit Agreement dated as of October 14, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement);

WHEREAS, pursuant to the Credit Agreement, the Banks have made a loan to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested, that the Administrative Agent and the Banks, subject to the conditions set forth herein, amend the Credit Agreement as provided in this Sixth Amendment; and

WHEREAS, Administrative Agent and the Banks are willing to amend the Credit Agreement as set forth below on the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Banks hereby agree as follows:

Section 1.                                           Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 herein, the Credit Agreement shall be amended effective as of the Effective Date (as defined below) in the manner provided in this Section 1.

1.1                               Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read as follows:

“Sixth Amendment” means that certain Sixth Amendment to Fifth Amended and Restated Credit Agreement dated as of November 26, 2013, among Borrower, Administrative Agent and the Banks.

“Sixth Amendment Effective Date” means the date on which the conditions specified in Section 2 of the Sixth Amendment are satisfied.

1.2                               Amendments to Definitions.  The definitions of “Loan Papers”, “Loans”, and “Scheduled Determination Date” contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, each Facility Guaranty now or hereafter executed, the Mortgages, the First Amended and Restated Pledge and Security Agreement, the Borrower Pledge Agreement, each Subsidiary Pledge Agreement now or hereafter executed, the Certificate of Effectiveness, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

“Loans” means, collectively, the loans made by Banks to Borrower pursuant to Section 2.1(a) and pursuant to the Commitments of each Bank.  Effective as of the Fourth Amendment Effective Date, the Loans shall be comprised of Tranche A Loans and Tranche B Loans.  Effective as of the closing of the Alabama Asset Sale, the Tranche B Loans were repaid in full.

“Scheduled Determination Date” means each June 30 and December 31, commencing June 30, 2012, but excluding December 31, 2013.

1.3                               Amendments to Section 4.4. Section 4.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 4.4                                    Borrowing Base Reductions after November 26, 2013.  On November 26, 2013, Borrower, Administrative Agent and Banks agree that the Borrowing Base equals $71,550,000.00.  The Borrowing Base shall automatically reduce by an amount equal to the amount of each principal payment of the Loans made on or after the Sixth Amendment Effective Date.

1.4                               Amendments to Section 9.5: Clause (a) of Section 9.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                 Borrower will not, nor will Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any Borrowing Base Properties or effect any Borrowing Base Hedge Monetizations, except pursuant to Permitted Asset

Dispositions; provided, that no Permitted Asset Disposition shall be permitted pursuant to this Section 9.5 unless each of the following conditions is satisfied:  (i) no Event of Default has occurred which is continuing; (ii) the consideration received in respect of such Permitted Asset Disposition shall be equal to or greater than the fair market value of such assets (as determined by the Credit Parties in good faith), and (iii) Borrower shall prepay the Loans in the amount of the Net Cash Proceeds received in respect of such Permitted Asset Disposition contemporaneously with the closing of such sale, lease, transfer, abandonment or other disposition of any Borrowing Base Properties or such Borrowing Base Hedge Monetization as required by Section 2.7.

1.5                               Amendment to Section 9.18:  Section 9.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 9.18.                          Continued Engagement of Advisory Firm.  Borrower shall not discontinue its exploration of strategic alternatives (which shall include asset sales) with the assistance of FBR Capital Markets & Co. or any successor advisor.

Section 2.                                           (a)                                 Conditions Precedent to Sixth Amendment.  The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof are each subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions precedent are satisfied, the “Effective Date”):

2.1                               Counterparts of Amendment.  Administrative Agent shall have received counterparts of this Sixth Amendment executed on behalf of Borrower, each Guarantor, Administrative Agent and the Banks.

2.2                               Other Information.  Administrative Agent shall have received such other information and documents as may be reasonably required by Administrative Agent or its counsel.

2.3                               Authority Documentation.  Administrative Agent shall have received such corporate resolutions, certificates and other documents as Administrative Agent shall reasonably require evidencing the authority of Borrower and Guarantors to enter into this Sixth Amendment and the other Loan Papers contemplated hereby.

2.4                               Amendment Fee.  Borrower shall have paid to Agent for each Bank a fee of 0.25% based on each Bank’s pro rata amount of the Loans outstanding on the date hereof.

2.5                               Fees.  Borrower shall have paid all accrued fees and expenses of Administrative Agent billed to Borrower on or prior to the date of this Sixth Amendment (including the fees and expenses of counsel for Administrative Agent and its financial advisor).

Section 3.                                           Representations and Warranties of Borrower.  To induce the Banks and Administrative Agent to enter into this Sixth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

3.1                               Reaffirm Existing Representations and Warranties.  Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

3.2                               Due Authorization; No Conflict.  The execution, delivery and performance by Borrower of this Sixth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party, or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party.

3.3                               Validity and Enforceability.  This Sixth Amendment constitutes the valid and binding obligation of Borrower and each Guarantor enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4                               No Default.  No Default or Event of Default shall have occurred which is continuing.

3.5                               No Material Adverse Effect.  There shall not have occurred since December 31, 2012 any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect.

3.6                               Absence of Litigation.  There shall not be any action, suit, investigation or proceeding pending or, to the knowledge of Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.

Section 4.                                           Miscellaneous.

4.1                               Reaffirmation of Loan Papers.  Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

4.2                               Parties in Interest.  All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3                               Legal Expenses.  Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Sixth Amendment and all related documents.

4.4                               Counterparts.  This Sixth Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until Borrower and each Bank has executed a counterpart.  Facsimiles and counterparts executed by electronic signature (e.g. pdf) shall be effective as originals.

4.5                               Complete Agreement.  THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.6                               Headings.  The headings, captions and arrangements used in this Sixth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.

4.7                               Governing Law.  This Sixth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, other than conflict of laws rules thereof.

4.8                               WAIVER, RELEASE, COVENANT NOT TO SUE, AND INDEMNIFICATION.

(A)                               BORROWER AND EACH OF THE GUARANTORS (IN ITS OWN RIGHT AND ON BEHALF OF ITS OFFICERS, EMPLOYEES, ATTORNEYS AND AGENTS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGE AND AGREE THAT IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, DEFENSES, CLAIMS, CAUSES OF ACTION, ACTIONS OR DAMAGES OF ANY CHARACTER OR NATURE, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT, OR INDIRECT, AGAINST ADMINISTRATIVE AGENT, ANY BANK, ANY OF THEIR AFFILIATES OR ANY OF THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, THE “BANK-RELATED PARTIES”) OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE OBLIGATIONS OR AMOUNTS OWED UNDER THE LOAN PAPERS OR ANY LIENS OR SECURITY INTERESTS OF ADMINISTRATIVE AGENT.  IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF ADMINISTRATIVE AGENT AND BANKS TO ENTER INTO THIS AMENDMENT, BORROWER AND EACH OF THE GUARANTORS HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND

FOREVER DISCHARGES THE BANK-RELATED PARTIES FROM ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT WHICH BORROWER OR ANY OF THE GUARANTORS NOW OWNS AND HOLDS, OR HAS AT ANY TIME HERETOFORE OWNED OR HELD (COLLECTIVELY, THE “RELEASED CLAIMS”), SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO.  BORROWER AND EACH OF THE GUARANTORS FURTHER COVENANTS AND AGREES NEVER TO COMMENCE, VOLUNTARILY AID IN ANY WAY, FOMENT, PROSECUTE, OR CAUSE TO BE COMMENCED OR PROSECUTED AGAINST ANY OF THE BANK-RELATED PARTIES ANY ACTION OR OTHER PROCEEDING BASED UPON ANY OF THE RELEASED CLAIMS.  THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE BANK-RELATED PARTIES BY BORROWER OR ANY OF THE GUARANTORS AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY BORROWER OR ANY OF THE GUARANTORS IN FAVOR OF ANY OF THE BANK-RELATED PARTIES.

(B)                               IN ADDITION TO, AND WITHOUT LIMITATION OF, ANY AND ALL INDEMNITIES PROVIDED IN THE LOAN PAPERS, BORROWER AND EACH OF THE GUARANTORS SHALL AND DO HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD EACH OF THE BANK-RELATED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, LOSSES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, COSTS, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES, ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN PAPERS.  IF ANY ACTION, SUIT, OR PROCEEDING IS BROUGHT AGAINST ANY OF THE BANK-RELATED PARTIES, BORROWER AND EACH OF THE GUARANTORS SHALL, AT ADMINISTRATIVE AGENT OR SUCH BANK’S REQUEST, DEFEND THE SAME AT THEIR SOLE COST AND EXPENSE, SUCH COST AND EXPENSE TO BE A JOINT AND SEVERAL LIABILITY OF BORROWER AND EACH OF THE GUARANTORS, BY COUNSEL SELECTED BY BORROWER SUBJECT TO THE REASONABLE APPROVAL OF ADMINISTRATIVE AGENT.  NOTWITHSTANDING ANY PROVISION OF THIS AMENDMENT OR ANY OTHER LOAN PAPER, THIS SECTION SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL SURVIVE ANY DELIVERY AND PAYMENT ON THE OBLIGATIONS OWED PURSUANT TO THE CREDIT AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN PAPERS.

(C)                               The agreements of Borrower and Guarantors set forth in this Section 4.8 shall survive termination of this Sixth Amendment.

4.9                               Acknowledgment of the Borrower and Guarantors.  Borrower and each Guarantor acknowledges and agrees that Administrative Agent and each of the Banks party hereto have executed this Amendment in its sole discretion and without any obligation.  Borrower and each Guarantor further acknowledge and agree that any action taken or not taken by Administrative Agent and Banks prior to, on or after the date hereof shall not constitute a waiver or modification of any terms, covenant or provision of any Loan Paper other than as specified herein or prejudice any rights or remedies other than as specified herein which Administrative Agent or any Bank now has or may have in the future under any Loan Paper, applicable law or otherwise, all of which rights and remedies are expressly reserved by Administrative Agent and Banks.  Borrower and each Guarantor hereby ratifies and confirms its respective obligations under the Loan Papers.

4.10                        Loan Paper.  This Amendment is a Loan Paper and is subject to all provisions of the Credit Agreement applicable to Loan Papers, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

4.11                        Other Agreement.  Borrower, Administrative Agent and each Bank hereby agree that (i) no further Determinations of the Borrowing Base (whether Periodic Determinations or Special Determinations) shall occur from or after the Effective Date, and (ii) as of the date hereof, the Borrowing Base equals $71,550,000.00 and shall reduce dollar for dollar with each principal payment made on the Loans after the Effective Date.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature Pages to Follow]

BORROWER:

GEOMET, INC.,
a Delaware corporation

By:	/s/ Tony Oviedo
Name:	Tony Oviedo
Title:	Senior Vice President, Chief Financial
Officer and Assistant Secretary

[Signature Page]

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

ADMINISTRATIVE AGENT/BANK:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ John W. Woodiel III
John W. Woodiel III,
Managing Director

BANK OF AMERICA, N.A.,
as a Bank

By:	/s/ John W. Woodiel III
John W. Woodiel III,
Managing Director

[Signature Page]

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

OTHER BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Ronald F. Bentien, Jr.
Name:	Ronald F. Bentien, Jr.
Title:	Senior Vice President

[Signature Page]

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

BANK OF SCOTLAND

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President

[Signature Page]

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ William J. Umcheid
Name:	William J. Umcheid
Title:	Vice President

[Signature Page]

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

COMERICA BANK

By:	/s/ Jeffrey M. Parilla
Name:	Jeffrey M. Parilla
Title:	Vice President

[Signature Page]

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Director

[Signature Page]

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.

The undersigned (i) consents and agrees to this Sixth Amendment and (ii) agrees that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

GEOMET GATHERING COMPANY, LLC,
an Alabama limited liability company

By:	/s/ Tony Oviedo
Name:	Tony Oviedo
Title:	Manager

GEOMET OPERATING COMPANY, INC.,
an Alabama corporation

By:	/s/ Tony Oviedo
Name:	Tony Oviedo
Title:	Senior Vice President, Chief Financial
Officer and Assistant Secretary

[Signature Page]

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

GEOMET, INC.